UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2014

Date of reporting period:  November 30, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

November 30, 2013

Schooner Fund

Class A
(SCNAX)

Class I
(SCNIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	16

STATEMENT OF OPERATIONS	17

STATEMENTS OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	23

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT	33

NOTICE OF PRIVACY POLICY & PRACTICES	37

ADDITIONAL INFORMATION	38

Schooner Fund (SCNAX/SCNIX)
Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

The Fund achieved several key milestones during the six month period ending November 30, 2013.  The Fund reached its five year anniversary in August and surpassed $300 million in assets.  Moreover, the increased assets under management allowed us to achieve cost efficiencies which are reflected in a lower expense ratio.  We believe this lowered cost has helped attract more institutional investors.

With over a five year track record the Schooner Fund’s strategy has been tested in many different market environments and can now be described as “battle-tested” not “pretend-tested” like some of the newer entrants into the growing alternative category. Over the past 5+ years the Fund has endured three significant market drawdowns(1), participating in only one-third to one-half the downside of all three major selloffs. While past performance is no guarantee of future results, for investors looking for downside mitigation, having a live track record during market drawdown periods may be more attractive than strategies without that record.  Morningstar publishes statistics that capture the essence of what we are trying to achieve at Schooner, the Bull Beta and Bear Beta(2) statistics.  For the period from August 29, 2008 (inception date of the Fund) to November 30, 2013 the Fund’s Bull Beta was 0.67 while the Bear Beta was 0.43.  As portfolio managers we are always trying to create asymmetry in the return profile over full market cycles with particular emphasis on downside mitigation.  Schooner’s Portfolio Managers each have two decades of experience with this type of investment strategy.

For the six month period ended November 30, 2013, the Fund’s A share class returned +4.22% (SCNAX) and the Fund’s I share class returned +4.38% (SCNIX).  As always, we maintained very robust and active hedges throughout this period with a focus on capital preservation.  While we want to capture as much upside as possible, we never lose focus on downside mitigation. We believe it is very important for investors to understand the extent of downside hedging provided by the Fund’s positioning over the period.  The hedging vehicle of choice over the past six months was shorter dated put options(3) with continuous notional coverage of roughly 1.0 to 1.5 times long market value (meaning the underlying value of the put contracts is 1.0-1.5 times the value of the total assets of the Fund). The Fund pays premiums in its purchase of put options in exchange for loss mitigation if the market drops suddenly. The position was actively rebalanced as underlying market moves necessitated.  This hedge was always in place and can best be described as extremely robust against big daily down moves in the market.

One of the reasons for the Fund’s success is our ability to adjust our hedging vehicles based on given market environments. We are continuously monitoring market dynamics in an attempt to better tailor and hedge the portfolio. Over the past half year, the Fund has utilized short-dated index SPY(4) puts as the hedging mechanism of choice, with little to no use of covered calls within the portfolio. This approach contrasts dramatically to our positioning 5 years ago, when the Fund had 97% covered calls in the portfolio. Why did we shift the hedging strategy away from covered calls entirely in 2013 in favor of a put purchasing program? Because price matters.

Our team has frequent conversations with investors and welcomes questions and discussions about the markets, the alternatives space, and the Fund. A common topic raised by many investors new to our strategy, particularly as they evaluate allocations for 2014 and are looking to add the Schooner Fund, is where the Fund may best fit within portfolios. We believe the flexibility of the Schooner Fund’s hedging strategies makes it a fairly distinctive member of the Morningstar Long/Short category. The most appropriate description of the Fund is U.S. “Hedged Equity,” seeking to capture a substantial portion of the long term total return potential of equities, while aiming to limit portfolio volatility and downside risk.

From what we have seen, there are two primary audiences that have found the Fund useful in their portfolios:

1.
Investors who haven’t participated in the growth of the stock market in recent years.  A lot of investors were hesitant to invest in stocks after the financial crisis of 2008, and they have missed out on historic gains these last couple years. The Schooner Fund has traditionally been a less volatile way to start gaining equity market exposure.  It has a historical standard deviation(5) that is 58% that of the S&P 500 Index(6) (08/29/2008-12/31/2013).

2.
Investors wary of a correction in the market.  Some investors are nervous about overall market dynamics, such as the Federal Reserve’s participation in the market, a possible current stock market bubble, or bond prices continuing to fall. Because of the hedged nature of the Schooner strategy, the Fund may be a nice alternative for investors looking for capital appreciation but who aren’t comfortable with a traditional stocks-and-bonds-only portfolio.

As we enter 2014, we believe the risk of a pullback in the stock market remains ever present, and the fixed income markets continue to look vulnerable. We believe the case for hedged equity strategies continues to be compelling.

As you know, at Schooner we are not “perma” anything, bull or bear, but simply strive to use our volatility based trading strategies to deliver superior risk-adjusted returns. The strategies employed by Schooner are designed with the goal of lowering portfolio volatility and lowering risk, while offering upside capture potential. We believe 2014 will undoubtedly create many opportunities and challenges for equity investors. We look forward to serving our shareholders. Thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson
Portfolio Manager

Must be proceeded or accompanied by a prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Below investment grade bonds are subject to greater loss of income and principal.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Covered calls may limit the upside potential of a security and puts may obligate a purchase of a security in unfavorable market conditions.

Opinions expressed in this letter are those of the Advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice.  Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Options are not suitable for all investors and supporting documentation for any claims will be supplied upon request. An options disclosure document can be obtained by visiting The Options Clearing Corporation’s website at www.optionsclearing.com. Please read it carefully before investing.

Diversification does not guarantee a profit or protect from loss in a declining market.

The Schooner Fund is distributed by Quasar Distributors, LLC.

(1)	Drawdown Definition: The peak-to-trough decline during a specific record period of an investment, fund or commodity. A drawdown is usually quoted as the percentage between the peak and the trough.

(2)
Bear/Bull Beta Definition: Beta, computed using the set of Bear returns, or the set of Bull returns. Bear/Bull-Market Beta is a relative measure of the sensitivity of a fund’s return to negative/positive changes in the benchmark return.  This breaks down the beta to show whether negative/positive periods of performance of the fund are reflected by corresponding negative/positive periods of performance in the benchmark. For example, a Bear Beta of 0.5 implies that for each 1% fall in the benchmark, the fund will fall by 0.5%, e.g. the fund’s return would fall by 50% of the benchmark’s return.

(3)
Put Option Definition:  An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. A put becomes more valuable as the price of the underlying security depreciates.

(4)	The SPDR S&P ETF (SPY) is an exchange traded fund that, before expenses, generally corresponds to the price and yield performance of the S&P 500 Index.

(5)
Standard Deviation Definition:  A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.  In finance, standard deviation is applied to the annual rate of return of an investment to measure the investment’s volatility. Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.

(6)
The Standard & Poor’s index of 500 stocks is a popular standard for measuring stock market performance among the biggest, most broadly-based companies ion the U.S.  You cannot directly investment in an index.

SCHOONER FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on investments of $1,000 invested at the beginning of the period and held for the entire period (6/1/13 – 11/30/13).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of the investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUND
Expense Example (Continued)
(Unaudited)

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2013	11/30/2013	6/1/2013–11/30/2013(1)
Actual	$1,000.00	$1,042.20	$9.62
Hypothetical	$1,000.00	$1,015.64	$9.50

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2013	11/30/2013	6/1/2013–11/30/2013(1)
Actual	$1,000.00	$1,043.80	$7.74
Hypothetical	$1,000.00	$1,017.50	$7.64

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity securities of U.S. companies with large market capitalizations (“large-cap companies”). The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a multi-tiered approach, including:

1)	manage an equity portfolio of U.S. large-cap companies;
2)	sell single issuer call options against long equity positions;
3)	purchasing U.S. convertible securities; and
4)	purchasing and/or selling combinations of index related puts and put spreads and calls and call spreads.

The Fund’s allocation of portfolio assets as of November 30, 2013 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2013(1)

			Since	Since
			Inception	Inception
	1 Year	3 Years	(8/29/08)	(6/22/12)
Class A (with sales charge)	9.21%	5.36%	6.37%	—
Class A (without sales charge)	14.65%	7.09%	7.36%	—
Class I	15.00%	—	—	9.57%
S&P 500 Index	30.30%	17.73%	9.13%	26.08%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Class I
Growth of $1,000,000 Investment

SCHOONER FUND

Schedule of Investments

November 30, 2013 (Unaudited)

	Shares	Value

COMMON STOCKS 97.77%
Amusement, Gambling, and Recreation Industries 0.70%
Walt Disney Co.	30,000	$2,116,200

Beverage and Tobacco Product Manufacturing 4.19%
Altria Group, Inc.	78,000	2,884,440
Coca-Cola Co.	91,000	3,657,290
PepsiCo, Inc.	35,500	2,998,330
Philip Morris International, Inc.	37,500	3,207,750
		12,747,810

Broadcasting (except Internet) 1.65%
CBS Corp.	15,000	878,400
Comcast Corp.	50,000	2,493,500
DIRECTV (a)	25,000	1,652,750
		5,024,650

Chemical Manufacturing 11.23%
Abbott Laboratories	87,500	3,341,625
AbbVie, Inc.	50,000	2,422,500
Amgen, Inc.	28,000	3,194,240
Bristol-Myers Squibb Co.	30,000	1,541,400
Dow Chemical Co.	80,000	3,124,800
Eastman Chemical Co.	40,000	3,081,200
EI du Pont de Nemours & Co.	30,000	1,841,400
Eli Lilly & Co.	73,000	3,666,060
Johnson & Johnson	45,000	4,259,700
Merck & Co., Inc.	78,000	3,886,740
Pfizer, Inc.	119,000	3,775,870
		34,135,535

Computer and Electronic Product Manufacturing 12.74%
Activision Blizzard, Inc.	170,000	2,925,700
Apple, Inc.	9,000	5,004,630
Cisco Systems, Inc.	167,500	3,559,375
EMC Corp.	160,000	3,816,000
Hewlett-Packard Co.	90,000	2,461,500
Intel Corp.	147,000	3,504,480
International Business Machines Corp.	22,000	3,952,960
Northrop Grumman Corp.	10,000	1,126,800
Raytheon Co.	25,000	2,217,000
St. Jude Medical, Inc.	25,000	1,460,500
Texas Instruments, Inc.	40,000	1,720,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2013 (Unaudited)

	Shares	Value

Computer and Electronic Product Manufacturing 12.74% (Continued)
Tyco International Ltd. (b)	80,000	$3,051,200
Viacom, Inc.	35,000	2,805,950
Western Digital Corp.	15,000	1,125,600
		38,731,695

Couriers and Messengers 0.23%
FedEx Corp.	5,000	693,500

Credit Intermediation and Related Activities 11.87%
American Express Co.	33,000	2,831,400
Bank of America Corp.	185,000	2,926,700
Bank of New York Mellon Corp.	70,000	2,359,000
BB&T Corp.	90,000	3,126,600
Citigroup, Inc.	65,000	3,439,800
Fifth Third Bancorp	135,000	2,743,200
JPMorgan Chase & Co.	70,000	4,005,400
PNC Financial Services Group, Inc.	32,000	2,462,400
Regions Financial Corp.	295,000	2,870,350
State Street Corp.	35,000	2,541,350
SunTrust Banks, Inc.	78,000	2,825,940
Wells Fargo & Co.	90,000	3,961,800
		36,093,940

Electrical Equipment, Appliance, and Component Manufacturing 3.03%
Corning, Inc.	150,000	2,562,000
General Electric Co.	170,000	4,532,200
Whirlpool Corp.	14,000	2,138,640
		9,232,840

Food Manufacturing 1.61%
Archer-Daniels-Midland Co.	25,000	1,006,250
Kraft Foods Group, Inc.	60,500	3,213,760
Mondelez International, Inc.	20,000	670,600
		4,890,610

Food Services and Drinking Places 1.12%
McDonald’s Corp.	35,000	3,407,950

General Merchandise Stores 2.79%
Macy’s, Inc.	30,000	1,597,800
Target Corp.	40,000	2,557,200

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2013 (Unaudited)

	Shares	Value

General Merchandise Stores 2.79% (Continued)
Wal-Mart Stores, Inc.	53,500	$4,334,035
		8,489,035

Insurance Carriers and Related Activities 7.06%
Aetna, Inc.	47,500	3,274,175
American International Group, Inc.	65,000	3,233,750
Cigna Corp.	20,000	1,749,000
Hartford Financial Services Group, Inc.	40,000	1,425,200
MetLife, Inc.	55,000	2,870,450
Progressive Corp.	70,000	1,955,100
Prudential Financial, Inc.	15,000	1,331,400
Travelers Companies, Inc.	31,500	2,858,310
WellPoint, Inc.	30,000	2,786,400
		21,483,785

Machinery Manufacturing 2.40%
Baker Hughes, Inc.	30,000	1,708,800
Dover Corp.	29,000	2,631,460
Stanley Black & Decker, Inc.	36,500	2,970,735
		7,310,995

Management of Companies and Enterprises 1.52%
Goldman Sachs Group, Inc.	18,000	3,040,920
Morgan Stanley	50,000	1,565,000
		4,605,920

Merchant Wholesalers, Durable Goods 1.09%
Xerox Corp.	290,000	3,300,200

Merchant Wholesalers, Nondurable Goods 1.25%
Procter & Gamble Co.	45,000	3,789,900

Miscellaneous Manufacturing 1.28%
3M Co.	15,000	2,002,650
Medtronic, Inc.	20,000	1,146,400
Stryker Corp.	10,000	744,200
		3,893,250

Miscellaneous Store Retailers 0.95%
Staples, Inc.	185,000	2,873,050

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2013 (Unaudited)

	Shares	Value

Motion Picture and Sound Recording Industries 0.22%
Time Warner, Inc.	10,000	$657,100

Oil and Gas Extraction 4.60%
Anadarko Petroleum Corp.	25,000	2,220,500
Apache Corp.	12,500	1,143,625
Devon Energy Corp.	52,500	3,182,550
EOG Resources, Inc.	12,000	1,980,000
Hess Corp.	34,500	2,798,985
Occidental Petroleum Corp.	28,000	2,658,880
		13,984,540

Other Information Services 1.43%
Google, Inc. (a)	4,100	4,344,319

Paper Manufacturing 1.13%
International Paper Co.	73,500	3,428,775

Petroleum and Coal Products Manufacturing 5.63%
Chevron Corp.	37,000	4,530,280
ConocoPhillips	25,000	1,820,000
Exxon Mobil Corp.	54,000	5,047,920
Murphy Oil Corp.	45,000	2,921,850
Phillips 66	40,000	2,784,400
		17,104,450

Professional, Scientific, and Technical Services 0.47%
Omnicom Group, Inc.	20,000	1,429,000

Publishing Industries (except Internet) 4.26%
CA, Inc.	50,000	1,650,000
Microsoft Corp.	125,000	4,766,250
Oracle Corp.	102,500	3,617,225
Symantec Corp.	130,000	2,923,700
		12,957,175

Telecommunications 2.57%
AT&T, Inc.	120,500	4,242,805
Verizon Communications, Inc.	72,000	3,572,640
		7,815,445

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2013 (Unaudited)

	Shares	Value

Transportation Equipment Manufacturing 5.68%
Eaton Corp. PLC (b)	34,000	$2,470,440
Ford Motor Co.	190,000	3,245,200
General Dynamics Corp.	32,000	2,933,120
General Motors Co. (a)	80,000	3,098,400
Honeywell International, Inc.	28,000	2,478,280
Johnson Controls, Inc.	15,000	757,650
PACCAR, Inc.	40,000	2,292,400
		17,275,490

Utilities 4.47%
DTE Energy Co.	35,500	2,369,270
Entergy Corp.	49,500	3,063,555
Exelon Corp.	115,000	3,094,650
PG&E Corp.	72,500	2,926,825
Public Service Enterprise Group, Inc.	65,000	2,124,850
		13,579,150

Waste Management and Remediation Services 0.60%
Waste Management, Inc.	40,000	1,827,200
Total Common Stocks (Cost $264,736,560)		297,223,509

CONVERTIBLE PREFERRED STOCKS 0.43%
United Technologies Corp.	20,000	1,307,200
Total Convertible Preferred Stocks (Cost $1,301,216)		1,307,200

	Contracts
PURCHASED OPTIONS 0.45%
Put Options 0.45%
SPDR S&P 500 ETF
Expiration: December 2013, Exercise Price: $179.50 (a)	900	54,900
Expiration: December 2013, Exercise Price: $180.00 (a)	15,900	1,160,700
Expiration: December 2013, Exercise Price: $181.00 (a)	1,400	151,200
Total Purchased Options (Cost $1,498,026)		1,366,800

Total Investments (Cost $267,535,802) 98.65%		299,897,509
Other Assets in Excess of Liabilities 1.35%		4,108,701
TOTAL NET ASSETS 100.00%		$304,006,210

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Assets and Liabilities

November 30, 2013 (Unaudited)

Assets
Investment, at value (cost $267,535,802)	$299,897,509
Cash at custodian	1,820,954
Dividends receivable	723,627
Receivable for investments sold	1,315,383
Receivables for Fund shares sold	1,561,700
Other assets	34,175
Total Assets	305,353,348

Liabilities
Payable for investments purchased	753,705
Payable for Fund shares redeemed	172,597
Payable to affiliates	84,432
Payable to Advisor	284,026
Payable for distribution fees – Class A	23,874
Accrued expenses and other liabilities	28,504
Total Liabilities	1,347,138
Net Assets	$304,006,210

Net assets consist of:
Paid-in capital	$281,774,138
Accumulated undistributed net investment income	1,757,023
Accumulated net realized loss	(11,886,658)
Net unrealized appreciation on investments and purchased options	32,361,707
Net Assets	$304,006,210

Class A Shares
Net assets	$167,967,073
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,611,431
Net asset value and redemption price per share	$25.41
Maximum offering price per share ($25.41/0.9525)(1)	$26.68

Class I Shares
Net assets	$136,039,137
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	5,332,017
Net asset value, offering price and redemption price per share	$25.51

(1)	Refects a maximum sales charge of 4.75%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Operations

For the Six Months Ended November 30, 2013 (Unaudited)

Investment Income
Dividend income	$3,017,007
Total Investment Income	3,017,007

Expenses
Investment advisory fees	1,615,448
Distribution fees – Class A	181,013
Administration fees	142,929
Fund accounting fees	52,767
Transfer agent fees and expenses	52,372
Federal and state registration fees	29,936
Custody fees	17,512
Legal fees	10,285
Audit and tax fees	9,862
Reports to shareholders	9,179
Chief Compliance Officer fees and expenses	6,039
Trustees’ fees and related expenses	2,903
Interest and broker expenses	1,237
Other expenses	4,695
Total Expenses	2,136,177
Expense recovery by Advisor – (Note 4)	87,863
Net Expenses	2,224,040
Net Investment Income	792,967
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments and purchased options	4,974,220
Net change in unrealized appreciation on:
Investments and purchased options	6,081,233
Net Realized and Unrealized Gain on Investments	11,055,453
Net Increase in Net Assets from Operations	$11,848,420

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Period Ended
	November 30, 2013	Year Ended
	(Unaudited)	May 31, 2013
From Operations
Net investment income	$792,967	$964,054
Net realized gain (loss) from:
Investments and purchased options	4,974,220	(11,536,975)
Written options	—	(2,233,473)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	6,081,233	28,489,287
Written options	—	(271,855)
Net increase in net assets resulting from operations	11,848,420	15,411,038

From Distributions
Net investment income – Class A	—	(40,523)
Net investment income – Class I	—	(36,927)
Net realized gain on investments – Class A	—	(6,455,324)
Net realized gain on investments – Class I	—	(1,688,181)
Net decrease in net assets resulting
from distributions paid	—	(8,220,955)

From Capital Share Transactions
Proceeds from shares sold – Class A	53,942,853	67,595,050
Proceeds from shares sold – Class I	61,563,043	92,079,702
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	—	5,978,157
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	—	1,724,279
Payment for shares redeemed – Class A	(16,417,429)	(78,821,239)
Payment for shares redeemed – Class I	(23,577,516)	(4,851,230)
Net increase in net assets
from capital share transactions	75,510,951	83,704,719
Total Increase In Net Assets	87,359,371	90,894,802
Net Assets
Beginning of Period	216,646,839	125,752,037
End of Period	$304,006,210	$216,646,839
Accumulated Undistributed Net Investment Income	$1,757,023	$964,056

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout the Period

	Six Months Ended
	November 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$24.35

Income from investment operations:
Net investment income (loss)(2)	0.06
Net realized and unrealized gains (losses) on investments	1.00
Total from investment operations	1.06

Less distributions paid:
From net investment income	—
From net realized gain on investments	—
Total distributions paid	—
Net Asset Value, End of Period	$25.41
Total return(3)(4)	4.22%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$167,967
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses(5)	1.76	%(8)
After waivers and reimbursement of expenses(5)	1.88	%(8)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	0.57%
After waivers and reimbursements of expenses(5)	0.45%
Portfolio turnover rate(4)	73.67%

(1)	The Class A shares commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.
(8)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.76% and 1.88%, respectively, for the period ended November 30, 2013 and 1.84% and 1.96% respectively, for the fiscal year ended May 31, 2013 and 1.96% and 1.99%, respectively, for the fiscal year ended May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout the Period

Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
May 31, 2013		May 31, 2012		May 31, 2011	May 31, 2010	May 31, 2009(1)
$23.62		$23.11		$21.65	$18.90	$20.00

0.13		0.09		0.08	(0.17)	0.07
1.90		0.69		2.45	3.26	(1.12	)(6)
2.03		0.78		2.53	3.09	(1.05)

(0.01)		(0.09)		(0.04)	0.00 (7)	(0.05)
(1.29)		(0.18)		(1.03)	(0.34)	—
(1.30)		(0.27)		(1.07)	(0.34)	(0.05)
$24.35		$23.62		$23.11	$21.65	$18.90
9.31%		3.39%		11.81%	16.34%	(5.21)%

$123,824		$125,752		$49,209	$13,390	$4,003

1.84	%(8)	1.97	%(8)	2.31%	3.97%	7.96%
1.96	%(8)	2.00	%(8)	2.00%	2.00%	2.00%

0.67%		0.40%		0.04%	(2.76)%	(5.42)%
0.55%		0.37%		0.35%	(0.79)%	0.54%
112.43%		92.02%		179.08%	123.54%	95.55%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class I

Per Share Data for a Share Outstanding Throughout the Period

	Six Months Ended
	November 30, 2013	Period Ended
	(Unaudited)	May 31, 2013(1)

Net Asset Value, Beginning of Period	$24.41	$23.71

Income from investment operations:
Net investment income(2)	0.10	0.20
Net realized and unrealized
gains on investments	1.00	1.82
Total from investment operations	1.10	2.02

Less distributions paid:
From net investment income	—	(0.03)
From net realized gain on investments	—	(1.29)
Total distributions paid	—	(1.32)
Net Asset Value, End of Period	$25.51	$24.41
Total return(3)(4)	4.38%	9.30%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$136,039	$92,823
Ratio of expenses to average net assets
Before waivers and
reimbursement of expenses(5)	1.51%	1.59	%(6)
After waivers and
reimbursement of expenses(5)	1.51%	1.59	%(6)
Ratio of net investment income
to average net assets
Before waivers and
reimbursements of expenses(5)	0.83%	0.91%
After waivers and
reimbursements of expenses(5)	0.83%	0.91%
Portfolio turnover rate(4)	73.67%	112.43%

(1)	The Class I shares commenced operations on June 22, 2012.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.51% and 1.51%, respectively, for the period ended November 30, 2013 and 1.59% and 1.59%, respectively, for the period ended May 31, 2013.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND
Notes to Financial Statements
November 30, 2013 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Fund, formerly known as the Schooner Growth and Income Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Schooner Fund in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund Class A shares became effective and commenced operations on August 29, 2008.  Effective June 22, 2012, the Fund began offering Class I shares.  Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases as set forth in the Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. The investment objective of the Fund is long-term capital appreciation with the generation of moderate current income.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities including common stocks and convertible preferred stocks, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

cause the Advisor to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$297,223,509	$—	$—	$297,223,509
Convertible
Preferred Stocks	1,307,200	—	—	1,307,200
Purchased Options	1,366,800	—	—	1,366,800
Total Assets	$299,897,509	$—	$—	$299,897,509

(1)	See the Schedule of Investments for industry classifications

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

The Fund did not invest in any Level 3 investments during the six months ended November 30, 2013. During the six months ended November 30, 2013, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

(b)	Derivative Instruments

The Fund invested in derivative instruments such as purchased and written options during the year.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of November 30, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Options written,
Options	at value	$1,366,800	at value	$—
Total		$1,366,800		$—

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(20,798,752)	$—	$(20,798,752)
Total	$(20,798,752)	$—	$(20,798,752)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(486,667)	$—	$(486,667)
Total	$(486,667)	$—	$(486,667)

(1)	Reflected within investments and purchased options on the Statement of Operations.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

The Fund is subject to a netting arrangement, which governs the terms of certain transactions with select counterparties.  The netting arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The netting arrangement also specifies collateral posting arrangements at prearranged exposure levels.  Under the netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

Assets:

			Net amounts	Gross Amounts not
		Gross	presented	offset in the
		amounts	in the	Consolidated Statement
	Gross	offset in the	Consolidated	of Assets and Liabilities
	amount of	Statement	Statement
	recognized	of Assets	of Assets	Financial	Collateral
	assets	and Liabilities	and Liabilities	Instruments	Received	Net Amount

Description
Purchased
Options	$1,366,800	$—	$1,366,800	$1,366,800	$—	$—
	$1,366,800	$—	$1,366,800	$1,366,800	$—	$—

Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

The Fund did not invest in written options during the six month period ended November 30, 2013.

Transactions in purchased options during the period ended November 30, 2013 for the Fund were as follows:

Contracts
Outstanding, beginning of period	13,500
Options purchased	1,486,877
Options sold	(1,464,206)
Options expired	(17,971)
Outstanding, end of period	18,200

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

As of and during the year ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2010.

(d)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to the Fund’s shareholders is as follows:

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2012	$251,914	$475,450
Year ended May 31, 2013	$6,827,150	$1,393,805

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2012 and May 31, 2013.

As of May 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$191,853,411
Gross tax unrealized appreciation	$28,611,353
Gross tax unrealized depreciation	(5,708,375)
Net tax unrealized appreciation	22,902,978
Undistributed ordinary income	964,056
Undistributed long-term capital gain	—
Total distributable earnings	964,056
Other accumulated gain/(loss)	(13,483,382)
Total accumulated earnings/(loss)	$10,383,652

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, and straddle adjustments.

At May 31, 2013, the Fund deferred, on a tax basis, post-October losses of $13,483,382.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2013, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$2
Accumulated Net Realized Loss	(2)

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, dividends or interest expenses on short positions, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% and 1.74% (the “Expense Limitation Cap”) of the average daily net assets of the Class A and Class I shares, respectively.  Prior to September 28, 2011 the Expense Limitation Cap for Class A was 2.00%.  The Expense Limitation Caps are in effect through at least September 28, 2021, and subject to approval by the Advisor and Board of Trustees thereafter. For the six months ended November 30, 2013, the Fund did not waive any expenses. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.  For the six months ended November 30, 2013, previously waived expenses of $87,863 were recouped by the Advisor for the Schooner Fund – Class A.  There are no remaining waived expenses that are subject to recovery.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor earned fees of $181,013 from Class A shares during the six months ended November 30, 2013.  At November 30, 2013, the Distributor was owed fees of $23,874 for Class A shares.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the six months ended November 30, 2013, administration fees of $142,929 were incurred for the Fund.  At November 30, 2013, the Administrator was owed fees of $52,095 for the Fund.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended November 30, 2013, the Fund incurred $52,767, $52,372, and $17,512 in fund accounting, transfer agency, and custody fees, respectively.  At November 30, 2013, fees of $18,845, $8,653, and $2,814 were owed for fund accounting, transfer agency, and custody fees, respectively for the Fund.

The Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended November 30, 2013, $6,039 of the Trust’s Chief Compliance Officer fee was allocated to the Fund.  At November 30, 2013 fees of $2,025 were owed for the Chief Compliance Officer’s services from the Fund.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
Class A Shares	November 30, 2013	May 31, 2013
Shares sold	2,194,354	2,867,399
Shares issued in reinvestment of distributions	—	272,975
Shares redeemed	(667,077)	(3,379,191)
Net increase (decrease)	1,527,277	(238,817)

	Six Months Ended	Period Ended
Class I Shares	November 30, 2013	May 31, 2013(1)
Shares sold	2,484,693	3,930,626
Shares issued in reinvestment of distributions	—	78,662
Shares redeemed	(955,046)	(206,918)
Net increase	1,529,647	3,802,370

(1)	Class I shares commenced operations on June 22, 2012.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Fund for the six months ended November 30, 2013 are summarized below.  There were no purchases or sales of U.S. Government securities for the Fund.

Purchases	$241,150,072
Sales	$188,229,123

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2013 (Unaudited)

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2013, Charles Schwab & Co., Inc., for the benefit of others, held 43.80% and 57.41% of the Fund’s outstanding Class A and Class I shares, respectively.  At November 30, 2013, National Financial Services, LLC, for the benefit of others, held 26.45% of the Fund’s Class A shares.

(10)	Line of Credit

At November 30, 2013, the Fund had a line of credit in the amount of the lessor of $12,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 14, 2014.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% (as of May 31, 2013). The credit facility is with the Fund’s custodian, US Bank.  During the six months ended November 30, 2013, the Fund had borrowings on the line of credit on nineteen days, with an average borrowing and interest rate on those days of $424,000 and 3.25%, respectively. Interest expense of $1,007 incurred during the year is included within interest and broker expenses on the Statement of Operations.  The October 14, 2013, October 15, 2013, and October 16, 2013 balance of $935,000 was the maximum amount of borrowings outstanding during the six months ended November 30, 2013.  As of November 30, 2013, the Fund did not have any borrowings on the line of credit.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Schooner Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed with respect to the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregory R. Levinson and Anthony B. Fusco, the Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund  The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the Fund’s performance for Class A shares for the year-to-date, one-year and three-year periods ended April 30, 2013.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Class A shares of the Fund on both an absolute basis and in comparison to its benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long/short equity funds, as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for Class A shares for the year-to-date and three-year periods ended April 30, 2013 each fell into the first quartile, above the Morningstar Peer Group medians for those periods.  The Trustees further noted that the Fund’s performance for its Class A shares for the year-to-date period ended April 30, 2013 was the best among the Morningstar Peer Group.  The Trustees noted the Fund’s performance for the one-year period ended April 30, 2013 fell into the third quartile, below the Morningstar Peer Group median for the period.  The Trustees also noted that for the since inception period ended December 31, 2012, the Class A shares of the Fund had outperformed the S&P 500 Index.  The Trustees noted that for the year-to-date period ended March 31, 2013 and for the one-year and three-year periods ended December 31, 2012 the Fund’s performance lagged the S&P 500 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations and had not fully recouped those subsidies.  The Trustees also

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.25% fell into the fourth quartile, above the Morningstar Peer Group average of 1.05%, which fell within in the second quartile.  The Trustees observed that the Fund’s total expenses (minus Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.74% for Class A shares was in the fourth quartile, above the Morningstar Peer Group average of 1.46%, which fell into the second quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

SCHOONER FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 32.53% of its ordinary income distribution for the year ended May 31, 2013 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2013, 32.45% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 98.87% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2013.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	30	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	30	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	30	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 70		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-Alternatives
			President, Secretary,		fund complex
			Treasurer and CCO		(three closed-
			of Granum Series		end investment
			Trust (an open-end		companies);
			investment company)		Independent
			(1997–2007); President,		Manager,
			CAO and CCO, Granum		Ramius IDF
			Securities, LLC		fund complex
			(a broker-dealer)		(two closed-end
			(1997–2007).		investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	30	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 51		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator, U.S.
Milwaukee, WI 53202	Treasurer	January 24,	Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).
Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Fund files a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(b)
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     February 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     February 3, 2014

By (Signature and Title)*                    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 3, 2014

* Print the name and title of each signing officer under his or her signature.